Exhibit 10.1

             1998 Senior Management and Director Stock Purchase Plan

                       ADVANCED MACHINE VISION CORPORATION
                       1998 SENIOR MANAGEMENT AND DIRECTOR
                               STOCK PURCHASE PLAN


     This 1998 SENIOR MANAGEMENT AND DIRECTOR STOCK PURCHASE PLAN (this "Plan") is adopted by the Board of Directors (the "Board of Directors") of Advanced Machine Vision Corporation, a California corporation (the "Company"), effective as of the 22nd day of December 1998 (the "Effective Date").

         1. Purpose. The purpose of this Plan is to advance the interests of the Company and its subsidiaries by providing stock ownership opportunities to members of the senior management and directors of the Company, who contribute significantly to the management, growth and financial success of the Company and its subsidiaries. The Company recognizes that aligning senior management's and directors' personal interests more closely with those of the shareholders and with the Company's financial performance will benefit the long-term growth of the Company while aiding it in attracting and retaining employees of exceptional ability.

         2. Administration. The Board of Directors shall, in its discretion, establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and shall have full authority and power to interpret and construe any provision of the Plan. Decisions of the Board of Directors shall be final, binding and conclusive, on all persons who have an interest in the Plan. The Plan shall be administered by either (a) the Board or (b) a committee appointed by the Board in its sole discretion, which committee shall consist of two or more non-employee directors, (the "Administrator").

         3. Eligibility and Participation. The senior management eligible to participate under the Plan are Alan Steel, William Young, James Ewan and Rodger Van Voorhis (the "Eligible Participants"). Upon the approval of the Board of Directors, however, additional senior management or directors of the Company or any subsidiary may become eligible to participate in the Plan, subject to the terms and conditions for such officer's or director's eligibility to participate as determined by the Board of Directors.

         4. Plan Loans. Under the Plan, the Company shall extend loans (a "Loan") to an Eligible Participant upon his request for the sole purpose of enabling such Eligible Participant to purchase shares of the Company's Class A Common Stock, no par value ("Common Stock" or "Shares") in the open market. Each Loan shall be represented by a full recourse promissory note executed by the Eligible Participant in the form attached hereto as Exhibit A (the "Promissory Note").

         5. Voluntary and Discretionary Nature of Plan. The granting of the right to purchase Shares under this Plan shall be entirely discretionary with the Board of Directors, and nothing in this Plan shall be deemed to give any employee of the Company or of any subsidiary of the Company any right to participate in this Plan or to purchase Shares. Nothing herein may be construed to limit or restrict the right of the Company or any subsidiary of the Company to terminate the employment of any Eligible Participant at any time, with or without cause, or to increase or decrease the compensation of such Eligible Participant from the rate of compensation in existence at the time the Eligible Participant received the right to purchase Shares under the Plan. Eligible Participants are under no obligation to purchase any or all of the Shares made available for purchase by them.

         6. Maximum Amount of Loans. Under the Plan, the Company shall extend Loans up to an aggregate of $100,000 to enable Eligible Participants to purchase the Shares in the open market.

         7.  Procedure  for Loans.  Each Eligible  Participant  shall notify the
Company verbally or in writing of his intention to purchase Shares under the Plan at least two days prior to funding. The Company will fund the Loan and in consideration therefore, receive an executed Promissory Note from the Eligible Participant to whom the Loan was made. Following the Eligible Participant's purchase of the Shares, such Eligible Participant shall provide the Company with a copy of the confirmed purchase order for the Shares purchased.

         8. Interest Rate. Each Loan shall bear interest at the rate established by the Administrator at the time of making of the Loan or as changed by the Administrator from time to time during the term of the Loan, upon notice to the Eligible Participant; provided that the rate shall not in any case be less than that necessary to avoid "unstated interest" under Section 483 of the Internal Revenue Code of 1954, as amended. Such interest shall be payable on a quarterly basis unless otherwise determined by the Administrator in its sole and absolute discretion.

         9. Pledge of Shares. Each Loan shall be secured by the pledge of all or a portion (as determined by the Administrator) of the Shares acquired with the proceeds of the Loan, as well as all dividends and distributions received thereon, provided that, at the time of making the Loan, the principal amount thereof may not exceed that portion of the fair market value of the Shares pledged as security therefor required by Regulation U promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time, or any other applicable law or regulation. In addition, up to 25% of any and all cash bonuses received by an Eligible Participant shall be used to repay any Loan extended to such Eligible Participant under the Plan. Each Eligible Participant will be the record holder of the Shares purchased by means of a Loan extended to such Eligible Participant with all rights of a shareholder with respect thereto, including the right to vote such Shares and the right to receive all dividends and distributions declared and paid with respect to such Shares, subject to the pledge of such dividends and distributions to the Company under the Promissory Note. Each certificate representing Shares pledged to secure repayment of a Loan will be deposited by the Eligible Participant receiving such certificate with the Company, together with a stock power endorsed in blank in fulfillment of the pledge of the Shares. Until the payment in full of the related Promissory Note, the certificates will bear a legend stating that such Shares were acquired under this Plan and are governed by the terms and provisions hereof and the related Promissory Note. As payment is made on the related Promissory Note, that number of Shares in proportion to the payment made on the Promissory Note will be released from their pledge and the aforementioned legend will be removed from the certificates representing such Shares.

         10. Maturity of Loans. Each Loan to an Eligible Participant shall mature and the principal and all accrued but unpaid interest thereon shall become immediately due and payable in full upon the earlier of (i) that date which is 30 months after the making of the Loan, (ii) the default by such Eligible Participant on any Loan extended to him under the Plan, (iii) 30 days after the termination of employment, whether voluntary or involuntary (not including death or permanent disability) of the Eligible Participant or (iv) a date determined by the Administrator at the time the Loan is made; provided that the Administrator may, in its sole and absolute discretion, authorize the extension of the time for repayment of the Loan upon such terms and conditions as the Administrator may determine.

         11. Rule 144. The Eligible Participants may be considered to be affiliates, as that term is defined in Rule 144, and be subject to restrictions on the sale of the Shares. The Company may require that a legend be placed on all certificates representing any Shares with respect to the foregoing restrictions.

         12. Amendment and Termination of the Plan. The Board of Directors may from time to time alter, amend, suspend or discontinue this Plan and make rules for its administration. The Plan will terminate 90 days from its effectiveness.

         13. Resolution of Disputes. IF A DISPUTE OR CLAIM ARISES OUT OF THIS PLAN, THE COMPANY AND THE ELIGIBLE PARTICIPANT AGREE TO WAIVE ANY RIGHTS EACH MAY HAVE TO A JURY OR COURT TRIAL AND TO USE BINDING ARBITRATION TO RESOLVE ALL SUCH DISPUTES BETWEEN THEM. To initiate this arbitration remedy, the party raising the dispute must make a written demand for arbitration within thirty
(30) days of the conduct giving rise to the claim. Absent such timely written demand, the party raising the dispute waives any entitlement or right to arbitration and any other legal or equitable remedy. Within thirty (30) days after the giving of notice by one party to the other party of its desire to refer the matter in dispute to arbitration, the parties shall agree on an arbitrator to be selected from a list of potential arbitrators obtained for this purpose from the American Arbitration Association. If the parties fail to agree on an arbitrator within said 30-day period, either party may petition any court of competent jurisdiction for the appointment of an arbitrator, and the parties shall be bound by the selection of the court. The Company and the Eligible Participant shall stipulate that the arbitrator must use its best efforts to complete the arbitration proceedings within forty-five (45) days after selection of the arbitrator. The arbitration shall be conducted in the County of Los Angeles and shall be conducted by an arbitrator selected in accordance with the then-existing rules of practice and procedure of the American Arbitration Association or its successor. Each party will pay its own costs in connection with the arbitration.

         The arbitrator shall not have the right to add to, subtract from, or modify any of the terms of this Plan, nor shall the arbitrator have the power to decide the justice or propriety of any specific provisions of this Plan or any matter reserved solely to the Company's discretion, it being understood that only the Board of Directors of the Company has the ultimate power to administer or modify the Plan. The arbitrator is fully bound to apply relevant public law, both as to substance and remedy, in accordance with statutory requirements and prevailing judicial decisions. The arbitrator shall not have the power to commit errors of law or legal reasoning.

         Notwithstanding the above, if the Eligible Participant breaches or threatens to breach any provisions of this Plan, the Company will have the right and remedy, in addition to any other rights and remedies the Company may have under law or in equity, to have its rights under the Plan specifically enforced by any court having equity jurisdiction, all without the need to post a bond or any other security or to prove any amount of actual damage or that money damages would not provide an adequate remedy, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that monetary damages will not provide an adequate remedy to the Company.

         14. Assignability. The rights to purchase the Shares under this Plan shall not be transferable or assignable by the Eligible Participant, and the Shares may be purchased only by the Eligible Participant during his lifetime. The foregoing restriction shall not be deemed to prohibit transfers by an Eligible Participant of purchased Shares without consideration for estate or financial planning purposes, to the extent permitted by the Administrator.
Except as otherwise provided herein, the provisions of this Plan shall be binding on the heirs, successors and legal representatives of the Company and the Eligible Participant.

         15. Exhibits. The Promissory Note attached as Exhibit A is hereby incorporated into this Plan by reference.

                                    EXHIBIT A


                       ADVANCED MACHINE VISION CORPORATION

No.__________                                                    $______________

_____________, 1999

                                 PROMISSORY NOTE

     For value received, the undersigned ("Maker") hereby promises to pay to ADVANCED MACHINE VISION CORPORATION, a California corporation, or registered assigns (the "Company") on the earlier of (i) the date which is 30 months after the making of the Loan, (ii) the default by the Eligible Participant to whom the Loan was made on any Loan extended to him under the Plan, (iii) 30 days after the termination of employment whether voluntary or involuntary (not including death or permanent disability) of the Eligible Participant or (iv) a date determined by the Administrator at the time the Loan is made; provided however that the Administrator may, in its sole and absolute discretion, authorize the extension of the time for repayment of the Loan upon such terms and conditions as the Administrator may determine (the "Maturity Date"), at the offices of the Company, 3709 Citation Way #102, Medford, Oregon 97504, the principal amount of ___________________ ($______), including interest at the rate of ___ percent (__%) per annum accrued through the Maturity Date, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     This Note is issued to secure payment for shares of Advanced Machine Vision Corporation stock purchased by Maker under the 1998 Senior Management and Director Stock Purchase Plan of the Company (the "Plan") and is governed by the terms and conditions of the Plan, copies of which may be obtained upon request by Maker at the executive offices of the Company. Any transferee or transferees of the Note, by their acceptance hereof, assume the obligations with respect to the conditions and procedures for transfer of the Note set forth in the Plan. Reference to the Plan shall in no way impair the absolute and unconditional obligation of Maker to pay both principal and interest hereon as provided herein. All terms not defined herein shall have the meaning set forth in the Plan.

     1. Payment and Prepayment

     Interest on this Note will be paid currently by payroll withholding. Prepayment of all or a portion of this Note shall be made by payroll withholding of 25% of all cash bonuses paid to Maker, net of applicable payroll taxes, between the date of this Note and the Maturity Date. The principal amount of this Note may be prepaid by Maker, in whole or in part, without penalty, at any time.

     2. Waiver

     Maker, as well as any persons or entities to become liable for the payment of this Note, hereby expressly waive demand or presentment for payment of this Note, notice of nonpayment, protest, suit, acceleration, intention to accelerate, diligence and/or any notice of, or defense on account of, the extension of time of payment or change in the method of payments, and/or any modification of the terms hereof or of the Plan or any instrument securing or guaranteeing the payment hereof, and consent to any and all renewals and extensions in the time of payment hereof, and/or any modification of the terms hereof or of the Plan or any instrument securing or guaranteeing the payment hereof, and to any substitutions, exchange or release of any security herefor or the release of any party primarily or secondarily liable herefor, and further agree that the acceptance of late payment hereunder by the Company, waiver or other forgiveness of any other defaults by Maker shall not constitute a waiver by the Company of any subsequent defaults, late payments or other violations of Maker's obligations hereunder and/or in the terms of any instrument securing or guaranteeing the payment hereof.

     3. Events of Default

     If this Note is not paid when due (whether the same becomes due by acceleration or otherwise) and is placed in the hands of an attorney for collection, or if suit is filed hereon, or if this Note shall be collected by legal proceedings or through a probate or bankruptcy court, the undersigned Maker agrees to pay all costs of collection, including reasonable attorneys' fees. If the rate of interest required to be paid under this Note exceeds the maximum rate permitted by applicable law, then the interest rate shall be automatically reduced to the maximum legal rate.

     4. Governing Law

     This Note shall be construed in accordance with the laws of the State of California and the laws of the United States applicable to transactions in California.

     5. Security

     The payment of this Note is secured by the pledge of _________________ shares of Common Stock of Advanced Machine Vision Corporation, no par value, purchased by Maker pursuant to the Plan, together with all proceeds, monies, income and benefits attributable or accruing to said property which Maker is or may hereafter become entitled to receive on account of said property, including, but not by way of limitation, all dividends and other distributions on or with respect thereto whether payable in cash, stock or other property and all subscription and other rights (collectively, the "Collateral"). Maker hereby pledges, assigns, transfers, delivers and grants to the Company a security interest in the Collateral to secure performance and payment of all obligations and indebtedness of Maker hereunder, and delivers the certificate representing the Collateral to the Company, together with a stock power endorsed in blank, to secure such pledge. This pledge of and grant of a security interest in the Collateral shall not be construed as relieving Maker from full personal liability on this Note and for any deficiency thereon, or impair or affect any other security for the payment of this Note.

     A portion of the Collateral may be released from this pledge upon partial payment of the Note without altering, varying or diminishing in any way the force, effect, lien, security interest or charge of this pledge as to the Collateral not expressly released, and this pledge shall continue as a first and prior lien and charge on all of the Collateral not expressly released until this Note has been paid in full. Partial release of the Collateral upon prepayment of a portion of the principal amount of the Note may be made in the sole discretion of the Company in the amounts deemed appropriate by it, and subject to the further provisions of the Plan.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

                                                    MAKER:


                                                    ----------------------------
                                                             Name:



         The Company as secured party:
         ADVANCED MACHINE VISION CORPORATION

         By:______________________________
         Its: